Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

In connection with the accompanying Amendment No. 4 to the Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2004 (the “Periodic Report”), I, Dan F. Smith, Chief Executive Officer of Millennium Chemicals Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m or 78o(d)); and

(2)	the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Millennium Chemicals Inc.

Date: February 14, 2005	/s/ Dan F. Smith
Dan F. Smith
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Millennium Chemicals Inc. and will be retained by Millennium Chemicals Inc. and furnished to the Securities and Exchange Commission or its staff upon request.